UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 29, 2005

Higher Education Funding I (Issuer)

Consolidation Loan Funding II, LLC (Depositor of the Issuer)

(Exact Name of Co-Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-121494-01	41-6527138
333-121494-03	36-4546571
(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100	9477 Waples Street, Suite 100
San Diego, California 92121	San Diego, California 92121
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(858) 320-6799

(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2005, the Limited Liability Company Agreement of Consolidation Loan Funding II, LLC (the depositor of Higher Education Funding I) (“CLF II”), dated January 5, 2004, was amended and restated by the Amended and Restated Limited Liability Company Agreement of CLF II (the “Agreement”), dated as of December 27, 2005, to change the manager of CLF II and to appoint two independent managers of CLF II. A copy of the Agreement is attached hereto as Exhibit 3.4.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description
3.4	Amended and Restated Limited Liability Company Agreement of Consolidation Loan Funding II, LLC, dated as of December 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2006	HIGHER EDUCATION FUNDING I, as Co-Registrant

	By:	Goal Financial, LLC, as Issuer Administrator of Higher Education Funding I

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

January 10, 2006	CONSOLIDATION LOAN FUNDING II, LLC, as Co-Registrant

	By:	Goal Financial, LLC, as Manager of Consolidation Loan Funding II, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

8-K

EXHIBIT INDEX

Exhibit No.	Document Description
3.4	Amended and Restated Limited Liability Company Agreement of Consolidation Loan Funding II, LLC, dated as of December 27, 2005.

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